PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2016
Property, Plant And Equipment

Property, plant and equipment consisted of the following:

	As of September 30,
	2015	2016
	US$	US$
Buildings	5,826	7,254
Electronic and office equipment	12,207	14,133
Leasehold improvement and building improvement	1,872	1,691
Motor vehicles	1,616	1,827

Total	21,521	24,905
Less: Accumulated depreciation	(8,605)	(10,997)

	12,916	13,908